Filed Pursuant to Rule 497(e)
Registration No. 333-11283

SUNAMERICA SERIES, INC.

SunAmerica Strategic Value Portfolio (the “Portfolio”)

Supplement dated December 2, 2014,

to the Portfolio’s Prospectus dated March 1, 2014, as supplemented and amended to date

As of the close of business on December 2, 2014, Class B shares of the Portfolio will no longer be offered to new or existing shareholders, except that dividends and/or capital gain distributions received by a shareholder from the Portfolio will continue to be automatically reinvested in additional Class B shares of the Portfolio, at the net asset value per share in effect on the payable date, unless the shareholder has elected to receive them in cash or automatically reinvest them in any retail fund distributed by AIG Capital Services, Inc. As of the close of business on January 27, 2015 (the “Conversion Date”), all outstanding Class B shares of the Portfolio will be converted to Class A shares (the “Conversion”). Shareholders may continue to hold their Class B shares until the Conversion Date. Class B shares will also continue to automatically convert to Class A shares under the existing conversion schedule, as described in the Portfolio’s Prospectus, until the Conversion Date. Class B shares that are converted to Class A shares in connection with the Conversion will not be subject to contingent deferred sales charges (“CDSCs”), nor will any sales charges be assessed in connection with the Class A shares that a shareholder receives in exchange for such Class B shares. Please note, however, that any redemptions of Class B shares prior to the close of business on the Conversion Date, will be subject to any applicable CDSCs.

As of January 28, 2015, all references to Class B shares of the Portfolio are hereby deleted in their entirety in the Prospectus.

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP1_S5118FOC_2-14